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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     November 6, 2003
                                                 -------------------------------


                                 Deb Shops, Inc.
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             (Exact Name of Registrant as specified in its charter)



      Pennsylvania                       0-12188              23-1913593
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(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Number)        Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                                 19114
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code  (215) 676-6000
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.           Description
         -------       -----------

         99.1 Press release, dated November 6, 2003, captioned "DEB SHOPS, INC. REPORTS OCTOBER, THIRD QUARTER AND YEAR-TO-DATE SALES."

         99.2          Press release, dated November 6, 2003.

Item 12. Results of Operations and Financial Condition.

         On November 6, 2003, Deb Shops, Inc. (the "Company") issued a press release (the "Initial Release") announcing its financial results for the third quarter and for the nine-month period ended October 31, 2003. A copy of the Initial Release is attached hereto as Exhibit 99.1. Subsequently, on November 6, 2003, the Company issued a press release (the "Corrective Release") correcting certain information contained in the Initial Release. A copy of the Corrective Release is attached hereto as Exhibit 99.2.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.











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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEB SHOPS, INC.


Dated: November 10, 2003                   By:  Barry J. Susson
                                                -------------------------------
                                                Barry J. Susson
                                                Chief Financial Officer





























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                                  EXHIBIT INDEX



         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit
         No.               Description
         -------           -----------

         99.1* Press release, dated November 6, 2003, captioned "DEB SHOPS, INC. REPORTS OCTOBER, THIRD QUARTER AND YEAR-TO-DATE SALES."

         99.2*             Press release, dated November 6, 2003.

         * Filed electronically herewith.